SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

        Date of report (date of earliest event reported): July 1, 2004

                       MAGNITUDE INFORMATION SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

            33-20432                                 75-2228828
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   (Commission File Number)               (IRS Employer Identification No.)

                  401 State Route 24, Chester, New Jersey 07930
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               (Address of principal executive offices) (Zip Code)

                                 (908) 879-2722
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                         (Registrant's telephone number)


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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events.

         On July 1, 2004, the Registrant issued the press release

attached as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

         (c)      Exhibits

         99.1     Press Release

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MAGNITUDE INFORMATION SYSTEMS, INC.

Dated:  July 1, 2004, 2004              By: /s/ Joerg H. Klaube
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                                            Joerg H. Klaube
                                            Chief Financial Officer